Exhibit 10.2

IN8BIO, INC.

350 5th Avenue, Suite 5330

New York, New York 10118

April   , 2025

Re:	Inducement Offer to Exercise Series A Warrant and Series B Warrant

Dear Holder:

IN8BIO, INC. (the “Company”), a Delaware corporation, is pleased to offer to you the opportunity to exercise for cash all or a portion of your Series A warrant and/or Series B warrant to purchase shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), issued to you on December 13, 2023 (collectively, the “Warrants”) at a reduced exercise price of $[•] per share of common stock, as set forth in an amendment to the Warrants (the “Warrant Amendments”), in the forms attached hereto as Exhibit A and Exhibit B, which shall become effective upon the terms set forth herein and therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Warrants.

You may accept this offer only by delivery of (a)(i) an executed counterpart signature to this letter agreement and (ii) an executed Exercise Notice for the Warrant, the form of which is attached hereto as Exhibit C, in each case to be delivered to the Company on or before 4:00 p.m. on May 2, 2025 (the “Termination Date”) and (b) delivery of the payment for the cash exercise price of the Warrants on or before the Termination Date. Settlement of the shares of common stock issuable upon exercise of the Warrants shall be in accordance with the procedures set forth in Section 2(a) of the Warrants. If you fail to deliver any of your counterpart signature page to this letter agreement or your executed Exercise Notice or the payment for the cash exercise price by the Termination Date, this offer will be deemed to be withdrawn and the Company shall have no obligation to deliver any shares of common stock to you upon exercise of the Warrants at the reduced exercise price offered hereby. If you deliver your counterpart signature page to this letter agreement and your executed Exercise Notice but fail to deliver the payment for the cash exercise price by the Termination Date, the number of Warrants indicated on your Exercise Notice will terminate and be considered forfeited, and the Company shall have no obligation to deliver those shares of common stock to you.

You acknowledge and the Company agrees that at or before 9:30 a.m., Eastern Time on April 28, 2025, the Company shall file a Current Report on Form 8-K with the Commission disclosing all material terms of the transactions contemplated hereunder, including the form of letter agreement as an exhibit thereto. From and after the filing of such Current Report on Form 8-K, as applicable, the Company represents to you that it shall have publicly disclosed all material, non-public information delivered to you by the Company regarding the exercise of the Warrants.

This letter agreement, and any action or proceeding arising out of or relating to this letter agreement, shall be exclusively governed by the laws of the State of New York.

In the event that any part of this letter agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this letter agreement shall remain in full force and effect. In such an event, you and the Company shall endeavor in good faith negotiations to modify this letter agreement so as to affect the original intent of the parties as closely as possible.

This letter agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Each of the undersigned parties hereto acknowledge and agree that this letter agreement may be executed by electronic signature, which shall have the same legal force and effect as a handwritten signature.

[Signature Page Follows]

IN8BIO, INC.

By:
Name:	William Ho
Title:	Chief Executive Officer

Accepted and Agreed to:

Name of Holder:

Signature of Authorized Signatory of Holder:
Name of Authorized Signatory:
Title of Authorized Signatory:

Date:
Number of Series A Warrant shares:
Number of Series B Warrant shares:

Exhibit A

Form of Series A Warrant Amendment

IN8BIO, INC.

AMENDMENT NO. 2 TO SERIES A COMMON STOCK PURCHASE WARRANT

This AMENDMENT NO. 2 TO SERIES A COMMON STOCK PURCHASE WARRANT, dated as of April [•], 2025 (this “Amendment”), amends that certain SERIES A COMMON STOCK PURCHASE WARRANT ([as previously amended,] the “Warrant”), dated as of December 13, 2023, by IN8bio, Inc. (the “Company”) for the benefit of the holder thereof or its permitted assigns (“Holder”). The Company and Holder are referred to collectively herein as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Warrant.

WHEREAS, pursuant to and in accordance with Section 5(l) of the Warrant, the Warrant may be amended or modified by a written agreement executed and delivered by the Company and the Holder; and

WHEREAS, the Letter Agreement, as agreed to by the Company and Holder, provides for this Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

Section 1. Term. References to “Termination Date” in the Warrant are amended and replaced with 4:00 p.m. Eastern Time on May 2, 2025.

Section 2. Exercise Price. Section 2(b) of the Warrant is amended and restated as follows:

“(b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $[•], subject to adjustment hereunder (the “Exercise Price”).”

Section 3. Cashless Exercise. Section 2(c) of the Warrant is deleted in its entirety.

Section 4. No Other Amendments. Each reference to “this Warrant,” “hereunder,” “hereof” and other similar references set forth in the Warrant and each reference to the Warrant in any other agreement, document or other instrument shall, in each case, refer to the Warrant as modified by this Amendment. Except as and to the extent expressly modified by this Amendment, the Warrant is not otherwise being amended, modified or supplemented and shall remain in full force and effect and is hereby in all respects ratified and confirmed, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Warrant. This Amendment may be executed in two or more counterparts, and each of such counterparts shall be deemed an original, and all of such counterparts together will constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Series A Common Stock Purchase Warrant to be executed as of the date first above indicated.

COMPANY:

IN8BIO, INC.

By:
Name: William Ho
Title: Chief Executive Officer

HOLDER:

[•]

By:
Name:
Title:

[Signature Page to Amendment to Series A Common Stock Purchase Warrant]

Exhibit B

Form of Series B Warrant Amendment

IN8BIO, INC.

AMENDMENT NO. 1 TO SERIES B COMMON STOCK PURCHASE WARRANT

This AMENDMENT NO. 1 TO SERIES B COMMON STOCK PURCHASE WARRANT, dated as of April [•], 2025 (this “Amendment”), amends that certain SERIES B COMMON STOCK PURCHASE WARRANT (the “Warrant”), dated as of December 13, 2023, by IN8bio, Inc. (the “Company”) for the benefit of the holder thereof or its permitted assigns (“Holder”). The Company and Holder are referred to collectively herein as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Warrant.

WHEREAS, pursuant to and in accordance with Section 5(l) of the Warrant, the Warrant may be amended or modified by a written agreement executed and delivered by the Company and the Holder; and

WHEREAS, the Letter Agreement, as agreed to by the Company and Holder, provides for this Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

Section 1. Term. References to “Termination Date” in the Warrant are amended and replaced with 4:00 p.m. Eastern Time on May 2, 2025.

Section 2. Exercise Price. Section 2(b) of the Warrant is amended and restated as follows:

“(b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $[•], subject to adjustment hereunder (the “Exercise Price”).”

Section 3. Cashless Exercise. Section 2(c) of the Warrant is deleted in its entirety.

Section 4. No Other Amendments. Each reference to “this Warrant,” “hereunder,” “hereof” and other similar references set forth in the Warrant and each reference to the Warrant in any other agreement, document or other instrument shall, in each case, refer to the Warrant as modified by this Amendment. Except as and to the extent expressly modified by this Amendment, the Warrant is not otherwise being amended, modified or supplemented and shall remain in full force and effect and is hereby in all respects ratified and confirmed, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Warrant. This Amendment may be executed in two or more counterparts, and each of such counterparts shall be deemed an original, and all of such counterparts together will constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Series B Common Stock Purchase Warrant to be executed as of the date first above indicated.

COMPANY:

IN8BIO, INC.

By:
Name: William Ho
Title: Chief Executive Officer

HOLDER:

[•]

By:
Name:
Title:

[Signature Page to Amendment to Series B Common Stock Purchase Warrant]

Exhibit C

Exercise Notice

NOTICE OF EXERCISE

TO: IN8BIO, INC.

(1) The undersigned hereby elects to purchase the number of Warrant Shares of the Company pursuant to the terms of the Series A Warrant and/or Series B Warrant as indicated below, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Number of Series A Warrant shares:
Number of Series B Warrant shares:

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Holder:

Signature of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: